UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 30, 2005

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                DELAWARE                                 000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)  (COMMISSION FILE NUMBER)

                                   51-0386871
                       (IRS EMPLOYER IDENTIFICATION NO.)

                        37899 Twelve Mile Road, Ste.#300
                        Farmington Hills, Michigan 48331

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49331
                                   (ZIP CODE)

             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (248) 489-19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 8.01 Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated June 29, 2005 entitled-"MCKENZIE BAY ANNOUNCES STRATEGIC ALTERNATIVES EXPLORED FOR VANADIUM/TITANIUM DEPOSIT".

The press release is in its entirety below:

Press Release:

McKenzie Bay Announces Strategic Alternatives Explored for Vanadium/Titanium Deposit

Wednesday June 29, 1:23 pm ET

FARMINGTON HILLS, MI--(MARKET WIRE)--Jun 29, 2005 -- McKenzie Bay International Ltd. (OTC BB:MKBY.OB - News) has engaged the New York, NY based Investment Banking firm of Brooks, Houghton & Company, Inc. to explore strategic options for Lac Dore Mining, Inc. which owns the Lac Dore Vanadium/Titanium deposit. Among the alternatives to be reviewed are the sale of the company, the deposit and proprietary refining technologies developed during Lac Dore's feasibility study.

The development and pending commercialization of WindStor(sm), a wind energy system featuring WindStor(sm) Wind Turbines and a proprietary system integrator, will require all the managerial and financial resources of McKenzie Bay. WindStor(sm) is designed to integrate distributed generation wind power installed on or near a building with grid power. WindStor(sm) is owned by WindStor Power Co., a wholly owned subsidiary of McKenzie Bay.

Lac Dore Mining, Inc., a wholly owned subsidiary of McKenzie Bay International, Ltd., holds 443 contiguous mining claims for the Lac Dore Vanadium/Titanium deposit. The deposit is located in the Rinfret and Lemoine Townships approximately 43 miles from Chibougamau, Quebec, Canada.

For further information about this release contact Investor Relations - Richard Kaiser - 800-631-8127 (001-757-306-6090) or email info@mckenziebay.com,
www.mckenziebay.com

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCKENZIE BAY INTERNATIONAL, LTD.

Date: June 30, 2005

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director